    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 10, 1999

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            ENRON OIL & GAS COMPANY
             (Exact name of registrant as specified in its charter)

                     DELAWARE                                           47-0684736
           (State or other jurisdiction                              (I.R.S. Employer
         of incorporation or organization)                          Identification No.)

                    1400 SMITH STREET, HOUSTON, TEXAS 77002
                          TELEPHONE NO. (713) 853-6161
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                           BARRY HUNSAKER, JR., ESQ.
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                            ENRON OIL & GAS COMPANY
                               1400 SMITH STREET
                              HOUSTON, TEXAS 77002
                           TELEPHONE: (713) 853-5788
                           FACSIMILE: (713) 646-2750
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            ------------------------
                                   Copies to:

              ARTHUR H. ROGERS, ESQ.                               GARY W. ORLOFF, ESQ.
            FULBRIGHT & JAWORSKI L.L.P.                        BRACEWELL & PATTERSON, L.L.P.
         1301 MCKINNEY STREET, SUITE 5100                 SOUTH TOWER PENNZOIL PLACE, SUITE 2900
               HOUSTON, TEXAS 77010                                711 LOUISIANA STREET
             TELEPHONE: (713) 651-5421                             HOUSTON, TEXAS 77002
             FACSIMILE: (713) 651-5246                           TELEPHONE: (713) 221-1306
                                                                 FACSIMILE: (713) 221-2166

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after this registration statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-83533

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE


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                                                                      PROPOSED            PROPOSED
                                                   AMOUNT              MAXIMUM             MAXIMUM            AMOUNT OF
TITLE OF EACH CLASS OF                              TO BE          OFFERING PRICE         AGGREGATE         REGISTRATION
SECURITIES TO BE REGISTERED                      REGISTERED           PER UNIT        OFFERING PRICE(2)          FEE
----------------------------------------------------------------------------------------------------------------------------
  Common Stock, $.01 par value                  4,450,000(1)           $22.25            $99,012,500           $27,526
----------------------------------------------------------------------------------------------------------------------------
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

(1) Includes 450,000 shares subject to an over-allotment option.
(2) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457 of the Securities Act of 1933, as amended.
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

     The contents of the Registration Statement on Form S-3 (Registration No. 333-83533), registering 42,550,000 shares of common stock, $.01 par value per share, of Enron Oil & Gas Company are hereby incorporated by reference herein. Filed as exhibits hereto are the following opinions and consents:

 5     Opinion of Barry Hunsaker, Jr.
23(a)  Consent of Arthur Andersen LLP.
23(b)  Consent of DeGolyer and MacNaughton.
23(c)  Consent of Barry Hunsaker, Jr. (included in Exhibit 5).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Enron Oil & Gas Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement or amendment to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas, on the 10th day of August, 1999.

                                            ENRON OIL & GAS COMPANY
                                            (Registrant)

                                            By:    /s/ WALTER C. WILSON
                                              ----------------------------------
                                                      (Walter C. Wilson)
                                               Senior Vice President and Chief
                                                       Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment has been signed by the following persons in the capacities with Enron Oil & Gas Company indicated and on the 10th day of August, 1999.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
                 FORREST E. HOGLUND*                   Chairman of the Board and Director
-----------------------------------------------------
                (Forrest E. Hoglund)

                  /s/ MARK G. PAPA                     President and Chief Executive Officer and
-----------------------------------------------------    Director (Principal Executive Officer)
                   (Mark G. Papa)

                /s/ WALTER C. WILSON                   Senior Vice President and Chief Financial
-----------------------------------------------------    Officer (Principal Financial and Accounting
                 (Walter C. Wilson)                      Officer)

                   FRED C. ACKMAN*                     Director
-----------------------------------------------------
                  (Fred C. Ackman)

                 RICHARD A. CAUSEY*                    Director
-----------------------------------------------------
                 (Richard A. Causey)

               JAMES V. DERRICK, JR.*                  Director
-----------------------------------------------------
               (James V. Derrick, Jr.)

                   JOHN H. DUNCAN*                     Director
-----------------------------------------------------
                  (John H. Duncan)

                  KEN L. HARRISON*                     Director
-----------------------------------------------------
                  (Ken L. Harrison)

                   KENNETH L. LAY*                     Director
-----------------------------------------------------
                  (Kenneth L. Lay)

                EDWARD RANDALL, III*                   Director
-----------------------------------------------------
                (Edward Randall, III)

                JEFFREY K. SKILLING*                   Director
-----------------------------------------------------
                (Jeffrey K. Skilling)

                  FRANK G. WISNER*                     Director
-----------------------------------------------------
                  (Frank G. Wisner)

             *By /s/ BARRY HUNSAKER, JR.
  ------------------------------------------------
                (Barry Hunsaker, Jr.)
      (Attorney-in-fact for persons indicated)

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